Exhibit 10.9

CONSULTING SERVICES AGREEMENT
咨询服务协议

This Consulting Services Agreement (this “Agreement”) is dated ______________, and is entered into in Harbin, China between Harbin Mege Union Beauty Management Ltd., a wholly foreign-owned enterprise, incorporated under the laws of China, located at  No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China (“Party A”), and ________________________ established under the laws of the China (“Party B”), with a registered address at __________________________. Party A and Party B are referred to collectively in this Agreement as the “Parties.”
本咨询服务协议（“本协议”）由按中国法设立的法定住址为中国哈尔滨开发区南岗集中区汉水路389号的外商独资企业哈尔滨美联美容管理有限公司（“甲方”），与按中国法设立的法定地址为                                       （“乙方”）协商一致，于2007年8月3日在哈尔滨签订。甲方和乙方总称为“各方”。

RECITALS
陈述

(1)  Party A is a wholly foreign-owned limited company duly incorporated under law of China which has the expertise in the business of beauty industry and its management.
(1) 甲方为依中国法在中国设立的外商独资企业，专业进行美容及管理业务。

(2)  Party B is a business entity in Harbin, China, and is engaged in the beauty industry, hairdressing, swimming and gym service (the “Business”).
(2)乙方是一家注册于哈尔滨的商业实体，主要从事健身，游泳，美容、美发（“业务”）。

(3)  The Parties desire that Party A provide technology consulting services and relevant services to Party B.
(3)   各方期望甲方提供技术咨询服务和其他相关服务给乙方。

(4)  The Parties are entering into this Agreement to set forth the terms and conditions under which Party A shall provide consulting services to Party B.
(4)   各方签订本协议以确定相关条款，据于此，甲方将向乙方提供咨询服务。

Consulting Agreement (Gym)

NOW THEREFORE, the Parties agree as follows:
各方签订以下协议，以资双方遵守：

1.       DEFINITIONS
1.      解释

1.1      In this Agreement the following terms shall have the following meanings:
1.1      本协议中以下词组应具有以下含义：

“Affiliate,” with respect to any Person, shall mean any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, “control” shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether ownership of securities or partnership or other ownership interests, by contract or otherwise);
“关联企业”，指的是对于任何人而言，任何其他人直接或者间接的予以控制，或者其对他人进行控制。在本定义中。控制指的是直接或者间接拥有，具有能力直接或者间接影响管理的方向和政策（不管是通过但保权益还是通过合伙或者其他所有权权益，这种安排可以通过合同或者其他形式进行。）

“Consulting Services Fee” shall be as defined in Clause 3.1;
“咨询费”由第3.1条进行定义。

“Indebtedness” shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money for the deferred purchase price of property or services, (ii) the face amount of all letters of credit issued for the amount of such Person and all drafts drawn thereunder, (iii) all liabilities secured by any Lien on any property owned by such person, whether or not such liabilities have been assumed by such Person, (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee and (v) all contingent obligations (including, without limitation, all guarantees to third parties) of such Person;
“债务”指的是，对任何人而言，无重复的（i）所有因此类人的借款以便还清迟延支付的购买财产价款或者服务费而产生的债务（包括本金，利息，费用和收费）（ii）所有应当由此类人支付的信用证以及由此出具的票据的票面价值。（iii）任何由设置于此类人拥有的财产之上的留置担保的责任，不管此类人是否承担了这些责任。（iv）此类人作为租赁人应当支付的租约总金额。（v）所有此类人的或有债务（包括但不限于向所有第三方作出的担保）。

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including. without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under recording or notice statute, and any lease having substantially the same effect as any of the foregoing);
“留置”指的是任何抵押，质押，担保契约，分配，定金，阻碍，留置（法定或者其他），优惠，优先权或者任何其他性质种类的担保安排（包括但不限于任何有条件的出售或者其他回购协议，根据法定形式签发的任何金融或者类似的申明或者通知，并且任何与前述安排具有实质性相同效果的租约。

Consulting Agreement (Gym)

“Person” shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated  organization, entity or other organization or any government body;
“人”，指的是任何个人，公司，自愿性的组织，合伙，合资企业，信托，非公司型组织，团体或者其他组织和政府机构。

“PRC” means the People’s Republic of China;
“PRC”指的是中华人民共和国。

“Services” means the services to be provided under the Agreement by Party A to Party B, as more specifically described in Clause 2; In this Agreement a reference to a Clause, unless the context otherwise requires, is a reference to a clause of this Agreement.
“服务”指的是根据本协议，由甲方向乙方提供的，并由第二条详细解释的服务；本协议中对任何条款的索引，都是指对本协议中条款的索引。

1.2    The headings in this Agreement shall not affect the interpretation of this Agreement.
1.2    本协议中的标题不应当影响对本协议的解释。

2.       RETENTION AND SCOPE OF SERVICES
2.       聘用和服务范围

2.1      Party B hereby agrees to retain the services of Party A, and Party A accepts such appointment, to provide to Party B services in relation to the current and proposed operations of Party B’s business in the PRC upon the terms and conditions of this Agreement. The services subject to this Agreement shall include, without limitation:
2.1      乙方在此同意对于甲方提供的服务支付服务费，并且甲方依据本协议规定的条款，接受此类任命并向乙方在中国范围内正在开展或者即将开展的业务提供相关服务。本协议规定的服务包括但不限于：

(a)  General Business Operation.  Advice and assistance relating to development of technology and provision of consultancy services, particularly as related to travel services.
(a) 般业务经营。和技术开发有关的建议和协助，并且提供咨询服务，特别是和传播有关的服务。

(b)  Human Resources.
(b)  人力资源。

Consulting Agreement (Gym)

(i)  Advice and assistance in relation to the staffing of Party B, including assistance in the recruitment, employment and secondment of management personnel, administrative personnel and staff of Party B;
(i)  为乙方提供招募员工有关的建议和协助，包括和招募，雇用有关的建议和协助以及管理人员，行政人员和乙方员工的借调;

(ii)  Training of management, staff and administrative personnel;
(ii)  对于管理层，员工和行政人员的培训;

(iii)  Assistance in the development of sound payroll administrative controls in Party B;
(iii)  协助乙方发展有序的薪金管理体系;

(iv)  Advice and assistance in the relocation of management and staff of Party B;
(iv)  对于乙方管理人员和员工的重新安置提供建议和协助;

(c)  Research and Development
(c)  研究和开发

(i)  Advice and assistance in relation to research and development of Party B;
(i) 对于乙方的研究和开发提供建议和协助;

(ii) Advice and assistance in the development of the Business; and
(ii) 在业务发展方面提供建议和协助; 和

(d)  Other.  Such other advice and assistance as may be agreed upon by the Parties.
(d)其他。双方同意的建议和协助。

2.2      Exclusive Services Provider.  During the term of this Agreement, Party A shall be the exclusive provider of the Services.  Party B shall not seek or accept similar services from other providers unless the prior written approval is obtained from Party A.
2.2      排他性的服务提供者。在本协议有效期间，甲方应当是排他性的服务提供者。除非获得了甲方事先书面同意，乙方不可以寻求或者接受来自其他服务提供者类似的服务。

2.3      Intellectual Properties Related to the Services.  Party A shall own all intellectual property rights developed or discovered through research and development, in the course of providing Services, or derived from the provision of the Services.  Such intellectual property rights shall include patents, trademarks, trade names, copyrights, patent application rights, copyright and trademark application rights, research and technical documents and materials, and other related intellectual property rights including the right to license or transfer such intellectual properties.   If Party B must utilize any intellectual property, Party A agrees to grant an appropriate license to Party B on terms and conditions to be set forth in a separate agreement.
2.3     有关服务的知识产权。在提供服务过程中或者来自于提供服务，甲方应当拥有所有通过开发和研究获得的知识产权。此类知识产权应当包括专利，商标，商号，版权，专利使用权，商标或者版权使用权，研究及技术文件资料，以及其他有关的知识产权（包括许可，转让此类知识产权的权力）。如果乙方必须使用任何知识产权，甲方应当通过和乙方签订独立的协议授予乙方合适的权利。

Consulting Agreement (Gym)

2.4       Pledge.  Party B shall permit and cause Party B’s shareholders to pledge the equity interests of Party B to Party A for securing the Fee that should be paid by Party B pursuant to this Agreement.
2.4     质押。乙方应当允许和促使乙方的股东向甲方出质其在乙方的股东权利以便保证乙方向甲方支付本协议规定的服务费。

3.       PAYMENT
         支付。
3.1     General.
3.1     普通条款。

(a)  In consideration of the Services provided by Party A hereunder, Party B shall pay to Party A during the term of this Agreement a consulting services fee (the “Consulting Services Fee”), payable in RMB each quarter, equal to all of its revenue for such quarter based on the quarterly financial statements provided under Clause 5.1 below. Such quarterly payment shall be made within 15 days after receipt by Party A of the financial statements referenced above.
(a)  就甲方提供的服务，乙方应当在本协议有效期间向甲方支付咨询服务费（“咨询服务费”）。该费用每季度以人民币支付。依据以下第5.1条规定由乙方提供的季报，该费用应当和乙方该季度收入相等。该费用应当在甲方收到以上财务报表15天内支付。

(b)  Party B will permit, from time to time during regular business hours as reasonably requested by Party A, or its agents or representatives (including independent public accountants, which may be Party B’s independent public accountants), (i) to conduct periodic audits of books and records of Party B, (ii) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of Party B (iii) to visit the offices and properties of Party B for the purpose of examining such materials described in clause (ii) above, and (iv) to discuss matters relating to the performance by Party B hereunder with any of the officers or employees of Party B having knowledge of such matters. Party A may exercise the audit rights provided in the preceding sentence at any time, provided that Party A provides ten days written notice to Party B specifying the scope, purpose and duration of such audit. All such audits shall be conducted in such a manner as not to interfere with Party B’s normal operations.
(b)  乙方应当允许，在通常的工作时间，根据甲方或者其代理人或者代表的要求（包含独立的注册会计师，其可能是乙方的独立的注册会计师）(i) 对乙方的账簿和财务记录进行审计。(ii)在乙方控制和占有下，对所有的账簿，财务记录和文件进行摘要，检查和备份（包括但不限于电脑磁盘和磁带）。(iii) 造访乙方的办公场所和财产以便对上述（ii）中的材料进行审查.(iv)和乙方了解情况的雇员讨论乙方的经营活动。甲方可以在任何时间行使前述规定的任何权力，只要期提前十天向乙方提供书面的通知确定审计的范围，目的和持续时间。所有此类的审计不应当影响乙方一般的经营活动。

Consulting Agreement (Gym)

3.2   Party B shall not be entitled to set off any amount it may claim is owed to it by Party A against any Consulting Services Fee payable by Party B to Party A unless Party B first obtains Party A’s written consent.
3.2   乙方不应当把其应当向甲方支付的服务费和甲方可能的欠款自行抵消，除非乙方已获得了甲方的书面同意。

3.3   The Consulting Services Fee shall be paid in RMB by telegraphic transfer to Party an Account No______________, to such other account or accounts as may be specified in writing from time to time by Party A.
3.3   咨询服务费应当以人民币通过电汇的方式汇至甲方账户： ，或者其他甲方在任何时间通过书面确定的账户。

3.4   Should Party B fail to pay all or any part of the Consulting Service’s Fee due to Party A in RMB under this Clause 3 Within the time limits stipulated, Party B shall pay to Party A interest in RMB on the amount overdue based on the three (3) month lending rate for RMB announced by the Bank of China on the relevant due date.
3.4   如果乙方没有依据本第三条的规定在规定的期间内，支付全部或者部分人民币服务费，乙方应当向甲方支付未付款的人民币利息；相关利息的支付应当依据中国银行公布的近三月银行同期贷款利率。

3.5   All payments to be made by Party B hereunder shall be made free and clear of and without deduction for or on account of tax, unless Party B is required to make such payment subject to the deduction or withholding of tax.
3.5   所有本条规定的乙方的支付义务不包含任何扣除和税负考虑，除非乙方被要求在扣除后或者代扣税后进行支付。

4. FURTHER TERMS OF COOPERATION
4. 进一步合作条款

4.1   All business revenue of Party B shall be directed in full by Party B into a bank account(s) nominated by Party A.
4.1   所有乙方业务收入应当划入甲方制定的账户。

5. UNDERTAKINGS OF PARTY A
Party B hereby agrees that, during the term of the Agreement:
5．甲方保证。
乙方在此同意，在本协议有效期间：

5.1  Information Covenants.  Party B will furnish to Party A:
5.1   信息条款。乙方将提供甲方：

5.1.1    Preliminary Monthly Reports. Within five (5) days of the end of each calendar month the preliminary income statements and balance sheets of Party B made up to and as at the end of such calendar month, in each case prepared in accordance with the PRC generally accepted accounting principles, consistently applied;

Consulting Agreement (Gym)

5.1.1    初期月报。每公历月度的最后五天，乙方在月末依据中国普遍接受的会计原则制作的月收入报表和资产损益表。

5.1.2    Final Monthly Reports. Within ten (10) days after the end of each calendar month, a final report from Party B on the financial position and results of operations and affairs of Party B made up to and as at the end of such calendar month and for the elapsed portion of the relevant financial year, setting forth in each case in comparative form figures for the corresponding period in the preceding financial year, in each case prepared in accordance with the PRC generally accepted accounting principles, consistently applied;
5.1.2    最后月报。每公历月度最后十天，乙方在月末制作，用以说明其财务状况，经营成绩，以及与往年同期的比较，该报表依据中国普遍接受的会计原则制作。

5.1.3    Quarterly Reports. As soon as available and in any event  within forty-five (45) days after each Quarterly Date (as defined below), unaudited consolidated and consolidating statements of income, retained earnings and changes in financial position of the Party B and its subsidiaries, if any, for such quarterly period and for the period from the beginning of the relevant fiscal year to such Quarterly Date and the related consolidated and consolidating balance sheets as at the end of such quarterly period, setting forth in each case actual versus budgeted comparisons and in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of the chief financial officer of the Party B, which certificate shall state that said financial statements fairly present the consolidated and consolidating financial condition and results of operations, as the case may be, of the Party B and its subsidiaries, if any, in accordance with PRC general accepted accounting principles applied on a consistent basis as at the end of, and for, such period (subject to normal year-end audit adjustments and the preparation of notes for the audited financial statements);
5.1.3     季报。在每季度结束前45天制作，乙方及其子公司未审计的合并和未合并收入报表，未分配利润和乙方财务状况的变化；如果可能的话，每季度及从每财务年度的开始到季报制作日，相关合并和未合并报表，并且以比照形式和去年同期的相关报表列于一处。相关报表应有乙方首席财务官的证明。该证明应当申明相关财务报表依法提供了乙方及其子公司合并及未合并的财务状况和经营业绩，并且该报表的制作符合中国普遍接受的会计原则（相关数据应以年度审计的调整和相关已审计的财务报表为准）。

5.1.4    Annual Audited Accounts. Within six (6) months of the end of the financial year, the annual audited accounts of Party B to which they relate (setting forth in each case in comparative form the corresponding figures for the preceding financial year), in each case prepared in accordance with, among others, the PRC generally accepted accounting principles, consistently applied;
5.1.4    年度审计。每会计年度结束前六个月内，乙方年度审计纪录（以比较形式与去年同期进行对比）应以中国普遍接受的会计原则制作。

5.1.5    Budgets. At least 90 days before the first day of each financial year of Party B, a budget in form satisfactory to Party A (including budgeted statements of income and sources and uses of cash and balance sheets) prepared by Party B for each of the four financial quarters of such financial year accompanied by the statement of the chief financial officer of Party B to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

Consulting Agreement (Gym)

5.1.5    预算。每财务年度开始前90天，甲方能够接受的乙方准备之预算（包括预算收入，资金流量表和资产负债表）。该预算应当包括每财务年度季度预算。该预算应由乙方首席财务官申明以确定根据其所知相关预算是对相关期间合理的估计。

5.1.6    Notice of Litigation. Promptly, and in any event within one (1) business day after an officer of Party B obtains knowledge thereof, notice of (i) any litigation or governmental proceeding pending against Party B which could materially adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of Party B and (ii) any other event which is likely to materially adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of Party B.
5.1.6    诉讼通知。在任何情况下，在乙方获知（i）任何尚未了结的诉讼或者政府行政程序即将对乙方的业务，经营，财产或者财务状况或者乙方未来的发展产生实质性的不利影响，并且（ii）任何其他有可能对乙方上述方面产生实质性不利影响的情况后的一天之内，通知甲方。

5.1.7    Other Information.  From time to time, such other information or documents (financial or otherwise) as Party A may reasonably request.  For purposes of this Agreement, “a Quarterly Date” shall mean the last day of March, June, September and December in each year, the first of which shall be the first such day following the date of this Agreement; provided that if any such day is not a business day in the PRC, then such Quarterly Date shall be the next succeeding business day in the PRC.
5.1.7     其他情况。其他甲方不时合理要求的信息和文件（财务或者其他方面）。在本协议中，“a Quarterly Date”的含义是：每年三月份，六月份，九月份和十二月份的最后一天，第一次Quarterly Date应当是本协议签订日后的以上月份的最后一天。如果上述日起在中国不是营业日，那么相关日期应推迟到此后的第一个营业日。

5.2     Books, Records and Inspections.  Party B will keep proper books of record and account in which full, true and correct entries in conformity with generally accepted accounting principles in the PRC and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Party B will permit officers and designated representatives of Party A to visit and inspect, under guidance of officers of Party B, any of the properties of Party B, and to examine the books of record and account of Party B and discuss the affairs, finances and accounts of Party B with, and be advised as to the same by, its and their officers, all at such reasonable times and intervals and to such reasonable extent as Party A may request.
5.2     账簿，财务记录和审查。乙方应当保留相关账簿和财务记录并且相关材料应当完全，真实并且正确地按照中国普遍接受的会计原则以及所有法律的要求制作，同时应当包含所有的交易和业务活动。乙方应当允许甲方的高级管理人员和任命的代表，在合适的时间和间隔，依据甲方合理要求的范围，在乙方高级管理人员的引导下对乙方财产进行检查，审查乙方的账簿和财务记录并且和乙方高级管理人员讨论乙方的经营，财务和账款。

5.3      Corporate Franchises.  Party B will do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises and licenses.

Consulting Agreement (Gym)

5.3       公司特许。乙方应当尽最大的努力，保留其拥有的重大权利，特许和许可的完全效力和强制力。

5.4      Compliance with Statutes, etc.  Party B will comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, in respect of the conduct of its business arid the ownership of its property, including without limitation maintenance of valid and proper government approvals and licenses necessary to provide the services, except that such noncompliances could not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of Party B.
5.4      遵守法律。 乙方就其业务，财产所有权（包括但不限于保留有效和合适的政府和审批和许可以便提供相关服务）应当遵守所有适用的法律，法规，政府机构的行政命令；除非此类不遵守，总体而言，对乙方的业务，经营，财产和财务状况及未来发展不会带来实质性的不利影响。

6.       NEGATIVE COVENANTS
Party B covenants and agrees that, during the term of this Agreement, without the prior written consent of Party A.
6．    不作为保证
乙方同意并且保证，在本协议有效期间，在没有事先获得甲方书面同意的情况下：

6.1      Equity.  Party B will not issue, purchase or redeem any equity or debt securities of Party B.
6.1       股权。 乙方不会发行，购买或者回购任何乙方的股权或者债权凭证。

6.2      Liens.  Party B will not create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of Party B whether now owned or hereafter acquired, provided that the provisions of this Clause 6.1 shall not prevent the creation, incurrence, assumption or existence of:
6.2      担保。乙方不会产生，招致，承担或者忍受任何加诸于其财产（动产或者不动产，有形或者无形）之上的担保权，不管这类财产是现在拥有的还是之后获得的，只要本协议第6.1条不会阻止产生，招致或者承受：

6.2.1    Liens for taxes not yet due, or Liens for taxes being contested in good faith and by appropriate proceedings for which adequate reserves have been established; and
6.2.1   没有税务留置或者该税务留置通过合适的程序，以诚信原则进行，并且已建立足够的保留; 以及

6.2.2   Liens in respect of property or assets of Party B imposed by law, which were incurred in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of Party B or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property of assets subject to any such Lien.
6.2.2   在通常业务中产生的，置于乙方财产之上的担保权，并且（x）该担保权不会在总体上实质性地减损此类财产的价值或者实质性的损害乙方在业务经营中对其的使用；或者（y）此类担保通过合适的程序，以诚信原则进行。此类程序依据担保的效力具有防止相关财产转移和出售的效力。

Consulting Agreement (Gym)

6.3      Consolidation, Merger, Sale of Assets, etc.  Party B will not wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that (i) Party B may make sales of inventory in the ordinary course of business and (ii) Party B may, in the ordinary course of business, sell equipment which is uneconomic or obsolete.
6.3       联营，兼并和资产出售等。乙方不会进行清理，清算或者解散，或者签定任何兼并合并协议，或者转让，出售，出租或者放弃（或者同意在未来进行任何前述的活动）所有或者其部分财产；购买或者另行获取（通过一次或者一系列相关联的交易行为）任何的全部或者部分财产（除非通过正常的交易购买，获取任何存货，材料和设备），除非（i）乙方通过通常的方式出售存货；（ii）乙方通过通常的方式出售其多余或者高成本的设备。

6.4      Dividends.  Party B will not declare or pay any dividends, or return any capital, to its shareholders or authorize or make any other distribution, payment or delivery of property or cash to its shareholders as such, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for a consideration, any shares of any class of its capital stock now or hereafter outstanding (or any options or warrants issued by Party B with respect to its capital stock), or set aside any funds for any of the foregoing purposes.
6.4     分红。乙方不会宣布任何红利计划或者支付红利，不会向其股东退返任何资本，向股东授权或者直接进行任何分配，支付或者交付任何财产或者现金；回赎，撤资，购买或者直接或者间接通过支付对价的方式获取现在已发行或者以后将发行的任何种类的资本股（或者乙方依据其股本发行之任何期权或者股权凭证），或者为了前述的目的进行拨款。

6.5      Leases.  Party B will not permit the aggregate payments (including, without limitation, any property taxes paid as additional rent or lease payments) by Party B under agreements to rent or lease any real or personal property to exceed [US$1 million] in any fiscal year of Party B.
6.5      租约。乙方不应当使其签订的任何动产不动产租约总额在任何一个会计年度超过一百万美元。

6.6      Indebtedness.  Party B will not Contract, create, incur, assume or suffer to exist any indebtedness, except accrued expenses and current trade accounts payable incurred in the ordinary course of business, and obligations under trade letters of credit incurred by Party B in the ordinary course of business, which are to be repaid in full not more than one (1) year after the date on which such indebtedness is originally incurred to finance the purchase of goods by Party B.
6.6    债务。乙方不会签约，产生，招致，承受或者忍受相关债务的存在，除非此类费用及应付款产生与通常的业务活动中，并且信用证下乙方产生于通常交易的义务（用以乙方购货）自产生之日起不超过一年。

Consulting Agreement (Gym)

6.7      Advances, Investment and Loans.  Party B will not lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, except that Parry A may acquire and hold receivables owing to it, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with Customary trade terms.
6.7      优先，投资和借款。 乙方不得出借，给予信用或者提供赊账给任何人，或者购买任何人的股权，义务或者证券及其相关利益，不得向任何人注资，除非此类出资产生于通常的交易并且依照商业惯例是应当支付和履行的，甲方获得因此产生的应收账款

6.8      Transactions with Affiliates.  Party B will not enter into any transaction or series of related transactions, whether or not in the ordinary course of business, with any Affiliate of Party B, other than on terns and conditions substantially as favorable to Party B as would be obtainable by Party B at the time in a comparable arm’s-length transaction with a Person other than an Affiliate and with the prior written consent of Party A.
6.8      关联交易。无论是否是通常的交易，乙方不得和乙方的任何关联企业进行任何或者一系列相关联的交易，除非获得甲方的书面批准，并且相关交易根据和非关联企业进行一般公平交易的比较，对乙方具有实质性的利益。

6.9      Capital Expenditures.  Party B will not make any expenditure for fixed or capital assets (including, without limitation, expenditures for maintenance and repairs which should be “capitalized in accordance with generally accepted accounting principles in the PRC and including capitalized lease obligations) during any period set forth below (taken as one accounting period) which exceeds in the aggregate for Party B the amount of commencing in the fiscal year.
6.9      资本支出。在下文的期间内（认做一会计期间），乙方不得为任何固定资产或者资本财产（包括但不限于依据中国普遍接受的会计原则维持和修理费而进行的支出进行折算资本并且包括资本化的租赁协议）进行总计超过乙方会计年度开始时数额的开支。

6.10     Modifications to Debt Arrangements, Agreements or Articles of Association.  Party B will not (i) make any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) any Existing Indebtedness or (ii) amend or modify, or permit the amendment or modification of, any provision of any Existing Indebtedness or of any agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any of the foregoing or (iii) amend, modify or change its Articles of Association or Business License, or any agreement entered into by it, with respect to its capital stock, or enter into any new agreement with respect to its capital stock.
6.10    对于债权安排，协议或者章程的修改。乙方不会(i) 对于任何现存的债务进行任何自愿的，选择性的支付，预先的支付，回购或者获得。(ii)对于现存的任何债务或者与此有关的任何协议进行修正，修改或者允许这种修正或者修改（包括但不限于任何购买协议，契约，贷款协议或者担保协议）。(iii)修正，修改或者改变其章程，营业执照，或者任何其签订的有关资本股的协议；或者签订与其资本股有关的新协议。

Consulting Agreement (Gym)

6.11     Line of Business.  Party B will not engage (directly or indirectly) in any business other than those types of business prescribed within the business scope of Party B’s business license except with the prior written consent of Party A.
6.11     业务。乙方不会从事（直接或者间接）乙方营业执照确定的业务范围以外的业务，除非事先获得了甲方书面的同意。

7.     TERM AND TERMINATION
7． 有效期和终止。

7.1      This Agreement shall take effect on the date of execution of this Agreement and shall remain in full force and effect unless terminated pursuant to Clause 7.2.
7.1      本协议自签署之日起生效，除非根据第7.2条终止，本协议应当保留完全的效力和强制力。

7.2      This Agreement may be terminated:
7.2     本协议在以下情况下终止。

7.2.1    by either Party giving written notice to the other Party if the other Party has committed a material breach of this Agreement (including but not limited to the failure by Party B to pay the Consulting Services Fee) and such breach, if capable of remedy, has not been so remedied within, in the case of breach of a non-financial obligation, 14 days, following receipt of such written notice;
72.1     根据任何一方因为另一方重大违约而发出的书面通知（包括但不限于乙方未支付相关咨询费），并且此等违约，如果是可以救济并且是非金额方面的违约的话，此类救济未在收到书面通知后14天内作出。

7.2.2    either Party giving written notice to the other Party if the other Party becomes bankruptcy or insolvent or is the subject of proceedings or arrangements for liquidation or dissolution or ceases to carry on business or becomes unable to pay its debts as they come due;
7.2.2    任何一方向另一方发出书面通知，如果该另一方破产或者进入了清算或者解散程序，不再开展任何业务或者无法支付到期债务。

7.2.3    by either Party giving written notice to the other Party if, for any reason, the operations of Party A are terminated;
7.2.3    任何一方向另一方发出书面通知，如果甲方的业务因为任何原因而终止。

7.2.4    by either Party giving written notice to the other Party if the business licence or any other license or approval material for the business operations of Party B is terminated, cancelled or revoked;
7.2.4    任何一方向另一方发出书面通知如果一方的营业执照或者对乙方经营具有重大影响的许可和批准被终止，取消或者撤销。

7.2.5    by either Party giving written notice to the other Party if circumstances arise which materially and adversely affect the performance or the objectives of this Agreement; or

Consulting Agreement (Gym)

7.2.5    任何一方向另一方发出书面通知如果因为实际情况发生重大不利变化导致本协议的目标无法实现。

7.2.6    by election of Party A with or without reason.
7.2.6    不管有无原因， 根据甲方的选择

7.3      Any Party electing properly to terminate this Agreement pursuant to Clause 7.2 shall have no liability to the other Party for indemnity, compensation or damages arising solely from the exercise of such right. The expiration or termination of this Agreement shall not affect the continuing liability of Party B to pay any Consulting Services Fees already accrued or due and payable to Party A. Upon expiration or termination of this Agreement, all amounts then due and unpaid to Party A by Party B hereunder, as well as all other amounts accrued but not yet payable to Party A by Party B, shall forthwith become due and payable by Party B to Party A.
7.3      任何一方根据第7.2条选择合适地终止本协议，则不应当承担向另一方补偿和赔偿的责任，该种责任的产生仅源自于行使此等权利。本协议的到期或者终止不应当影响已经产生的乙方向甲方支付咨询费的责任。在本协议终止或者到期时，本协议规定的任何到期未支付以及所有其他已经产生但是未到支付期的钱款，应当就此到期并且可支付。

8.    PARTY B’S REMEDY UPON PARTY A’S BREACH
In addition to the remedies provided elsewhere under this Agreement, Party A shall be entitled to remedies permitted under PRC laws, including without limitation compensation for any direct and indirect losses arising from the breach and legal fees incurred to recover losses from such breach.
8． 甲方因为乙方违约而应得到的救济。
除了本协议其他规定提供的救济外，甲方应当有权获得中国法律规定的其他救济，包括但不限于对产生于此类违约直接或者间接损失的补偿，以及为弥补损失而产生的律师费。

9.       AGENCY
The Parties are independent Contractors, and nothing in this Agreement shall be construed to constitute either Party to be the agent, Partner, legal representative, attorney or employee of the other for any Purpose whatsoever. Neither Party shall have the power or authority to bind the other except as specifically set out in this Agreement.
9．      代理。
各方为独立之签约人。并且本协议的任何规定不管任何原因均不得被解释为一方为另一方的代理人，合伙人，法定代表人，律师或者雇员。除非本协议另有规定，任何一方均无权利或者授权去约束另一方。

10.     GOVERNING LAW AND JURISDICTION
10． 适用法和管辖。

10.1     Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.
10.1     法律适用。本协议的适用法为中华人民共和国法律，并依据其进行解释。

Consulting Agreement (Gym)

10.2     Arbitration.  Any dispute arising from, out of or in connection with this Agreement shall be settled through friendly consultations between the Parties. Such consultations shall begin immediately after one Party has delivered to the other Party a written request for such consultation. If within ninety (90) days following the date on which such notice is given, the dispute cannot be settled through consultations, the dispute shall, upon the request of any Shareholder with notice to the other Party, be submitted to arbitration in China under the auspices of China International Economic and Trade Arbitration Commission (the “CIETAC”). The Parties shall jointly appoint a qualified interpreter for the arbitration proceedings and shall be responsible for sharing in equal portions the expenses incurred by such appointment.
10.2    仲裁 双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在一方向另一方递交请求协商的书面要求后立即进行。如果在通知发出后90天内争议仍无法通过协商解决，相关争议应当根据任何一位股东的向另一方发出的通知提交CIETAC下辖中国的仲裁机构解决。各方应当联合任命一名合格的仲裁翻译并且依据对于由此产生的花费承担相同的比例。如协商不成，任何一方可将其提交中国国际经济贸易仲裁委员会。仲裁应适用中国国际经济贸易仲裁委员会的现行规则，仲裁程序以中文进行，仲裁地为上海。仲裁书是终局性的，对双方均有约束力，并可根据其条款予以强制执行。

10.3           Number and Selection of Arbitrators.  There shall be three (3) arbitrators. Party B shall select one (1) arbitrator and Party A shall select one (1) arbitrator, and both arbitrator shall be selected within thirty (30) days after giving or receiving the demand for arbitration. Such arbitrators shall be freely selected, and the Parties shall not be limited in their selection to any prescribed list. The chairman of the CIETAC shall select the third arbitrator. If a Party does not appoint an arbitrator who has consented to participate within thirty (30) days after the selection of the first arbitrator, the relevant appointment shall be made by the chairman of the CIETAC.
10.3   仲裁员的选择和数量。仲裁应当有三名仲裁员组成。乙方和甲方应当各选择一名仲裁员，并且这两名仲裁员应当在发出或者接受仲裁请求的三十天内选择。此类仲裁员应当自由选择，同时各方不应当受到任何仲裁员名单的限制。CIETAC的主席应当选择第三名仲裁员。如果乙方没有选择一名同意在此类选择30天后同意参加仲裁的仲裁员，CIETAC的主席应当作出相关任命。

10.4     Language.  Unless otherwise provided by the arbitration rules of CIETAC, the arbitration proceeding shall be conducted in English. The arbitration tribunal shall apply the arbitration rules of the CIETAC in effect on the date of the signing of this Agreement. However, if such rules are in conflict with the provisions of this Clause, including the provisions concerning the appointment of arbitrators, the provisions of this Clause shall prevail.
10.4     语言。除非CIETAC的仲裁规则另有规定，仲裁使用英语。仲裁庭应当使用本协议签字时有效的仲裁规则。但是，如果此类规则和本条款（包含仲裁员的任命规则）相冲突，应采本条款的规定。

Consulting Agreement (Gym)

10.5     Cooperation; Disclosure.  Each Party shall cooperate with the other Party in making full disclosure of and providing complete access to all information and documents requested by the other Party in connection with such proceedings, subject only to any confidentiality obligations binding on such Parties.
10.5     合作；披露。除非受到保密义务的限制，根据另一方的要求，每一方应当和另一方合作以期提供完全的获得和相关法律程序有关的信息和文件的渠道

10.6     Jurisdiction.  Judgment upon the award rendered by the arbitration may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the award or any order of enforcement thereof.
10.6     司法管辖。对于仲裁委员会的判决可以由任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行令的法院作出。

10.7     Continuing Obligations.  During the period when a dispute is being resolved, the Parties shall in all other respects continue their implementation of this Agreement.
10．7 持续之义务。在相关纠纷解决期间，各方应在各个方面继续履行本协议。

11.      ASSIGNMENT
11       转让
No part of this Agreement shall be assigned or transferred by either Party without the prior written consent of the other Party. Any such assignment or transfer shall be void. Party A, however, may assign its rights and obligations hereunder to an Affiliate.
在没有得到另一方事先书面同意的情况下，本协议的任何一部份都不能转让或者分配。任何此类的分配和转让都无效。但是甲方可以将其在本协议下的权利和义务转让给其关联企业。

12.      NOTICES
12       通知
Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.
任何一方根据本协议要求发出的通知或其他函件应以英文和中文制作，在以专人递送、或挂号信或邮资预付邮件、或知名邮件服务机构或传真方式等送达到下列相关各方的地址或者各方不时通知的地址。通知有效送达的日期应当由以下条件决定：
(a) 由专人递送的通知，在递交时视作有效送达；(b) 通过邮递送达的，在邮资预付的航空挂号邮件投递后（见邮戳）的第十天视为有效送达如果通过国际知名快递公司邮寄的，在投递后的第四天视为有效送达；(c)如果一份邮件是通过传真递送的，在相关文件传真件上显示的接受时间应当视作有效送达日期。

Consulting Agreement (Gym)

Party A 甲方:	Harbin Mege Union Beauty Management Ltd. 哈尔滨美联美容管理有限公司
Address: No. 389 Han Shui Rd, Nan Gang Ji Zhong District, Harbin Development Zone, Harbin, China. 地址：中国哈尔滨开发区南岗集中区汉水路389号
Attn: 联系人：
Fax: 传真
Tel: 电话：

Party B: 乙方
Address: 地址：
Attn: 联系人
Fax: 传真
Tel: 电话

13.      GENERAL
13       般条款

13.1     The failure to exercise or de]ay in exercising a right or remedy under this Agreement shall not constitute a waiver of the right or remedy or waiver of any other rights or remedies and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.
13．1 未主张权利或者救济不能被视作对于本协议下其他权利和救济的放弃并且对于部分权利和救济的主张不能阻止主张进一步的权利和救济。

Consulting Agreement (Gym)

13.2     Should any Clause or any part of any Clause contained in this Agreement be declared invalid or unenforceable for any reason Whatsoever, all other Clauses or parts of Clauses contained in this Agreement shall remain in full force and effect.
13.2     如果本协议任何条款或者部分因为任何原因被宣布为无效或者无执行力，所有其他的条款或者条款的其他部分仍保持完全的效力和强制力。

13.3     This Agreement constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous agreements.
13.3本协议构成各方针对本协议标的的完整协议并且取代所有之前的协议。

13.4     No amendment or variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the Parties.
13.4     除非通过书面的方式并由各方或者各方代表签署，任何修正或者更改都无效。

13.5     This Agreement shall be executed in two (2) duplicate originals in English. Each Party has received one (1) duplicate original, and all originals shall be equally valid.
13.5     本协议用英文制作二份。每方各持有一份具有同等效力。

[SIGNATURE PAGE FOLLOWS]

Consulting Agreement (Gym)

[Signature Page]
签字页

IN WITNESS WHEREOF both parties hereto have caused this Agreement to be duly executed by their legal representatives and duly authorized representatives on their behalf as of the date first set forth above.
 本协议由各方或者各方的法定代表人签订。

PARTY A: 甲方：	Harbin Mege Union Beauty Management Ltd. 哈尔滨美联美容管理有限公司

Legal/Authorized Representative: ____________________ 法定代表人/或被授权人(签字)： Name: LIU Tong 姓名: 刘佟 Title: ___________________________________________ 职务

PARTY B: 乙方：
Legal/Authorized Representative: ____________________ 法定代表人/或被授权人（签字）： Name: 姓名: Title: ___________________________________________ 职务

Consulting Agreement (Gym)

Appendix 1: The Content list of Consulting and Services
附件一：服务内容清单
(1)

(2)

(3)

(4)

(5)

(6)

(7)

(8)

Consulting Agreement (Gym)	19